UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2008

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 936-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 4, 2008, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) $250,000,000 aggregate principal amount of its Floating Rate Notes due February 7, 2011 (the “2011 Notes”), (ii) $550,000,000 aggregate principal amount of its 4.875% Notes due February 15, 2013 (the “2013 Notes”), (iii) $1,100,000,000 aggregate principal amount of its 6.000% Notes due February 15, 2018 (the “2018 Notes”) and (iv) $1,100,000,000 aggregate principal amount of its 6.875% Notes due February 15, 2038 (the “2038 Notes” and, together with the 2011 Notes, the 2013 Notes and the 2018 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated February 4, 2008 (“Underwriting Agreement”), among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed on Schedule I of the Pricing Agreement (as defined below) and the accompanying Pricing Agreement, dated February 4, 2008 (“Pricing Agreement”), among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed on Schedule I thereto.

The Notes will be issued pursuant to that certain Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and (i) the Officers’ Certificate and Company Order, dated February 7, 2008, relating to the 2011 Notes, (ii) the Officers’ Certificate and Company Order, dated February 7, 2008, relating to the 2013 Notes, (iii) the Officers’ Certificate and Company Order, dated February 7, 2008, relating to the 2018 Notes, and (iv) the Officers’ Certificate and Company Order, dated February 7, 2008, relating to the 2038 Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes were issued on February 7, 2008, and have been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3, File No. 333-149031. The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain items related to the issuance of the Notes that are to be incorporated by reference into the above referenced registration statement.

The Underwriting Agreement is attached hereto as Exhibit 1.1. The Pricing Agreement is attached hereto as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the 2011 Notes, 2013 Notes, 2018 Notes and 2038 Notes, each including the respective form of Note, are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated February 4, 2008, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters

1.2	Pricing Agreement, dated February 4, 2008, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters

Exhibit	Description
4.1	Officers’ Certificate and Company Order, dated February 7, 2008, for the Floating Rate Notes due February 7, 2011, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of Floating Rate Notes due February 7, 2011)

4.2	Officers’ Certificate and Company Order, dated February 7, 2008, for the 4.875% Notes due February 15, 2013, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 4.875% Notes due February 15, 2013)

4.3	Officers’ Certificate and Company Order, dated February 7, 2008, for the 6.000% Notes due February 15, 2018, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 6.000% Notes due February 15, 2018)

4.4	Officers’ Certificate and Company Order, dated February 7, 2008, for the 6.875% Notes due February 15, 2038, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 6.875% Notes due February 15, 2038)

5.1	Opinion of Christopher J. Walsh, Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan & Hartson L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Christopher J. Walsh
Christopher J. Walsh
Senior Vice President and Deputy General Counsel

Dated: February 7, 2008

Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated February 4, 2008, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters

1.2	Pricing Agreement, dated February 4, 2008, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated February 7, 2008, for the Floating Rate Notes due February 7, 2011, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of Floating Rate Notes due February 7, 2011)

4.2	Officers’ Certificate and Company Order, dated February 7, 2008, for the 4.875% Notes due February 15, 2013, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 4.875% Notes due February 15, 2013)

4.3	Officers’ Certificate and Company Order, dated February 7, 2008, for the 6.000% Notes due February 15, 2018, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 6.000% Notes due February 15, 2018)

4.4	Officers’ Certificate and Company Order, dated February 7, 2008, for the 6.875% Notes due February 15, 2038, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of February 4, 2008 (including the form of 6.875% Notes due February 15, 2038)

5.1	Opinion of Christopher J. Walsh, Deputy General Counsel of UnitedHealth Group Incorporated

5.2	Opinion of Hogan & Hartson L.L.P.